                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    NOVEMBER 6, 2000


                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


       CALIFORNIA                         0-18225                77-0059951
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)

170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                      95134-1706
 (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (408) 526-4000

ITEM 5.  OTHER EVENTS

     On November 6, 2000, Cisco Systems, Inc. (the "Registrant") reported its first quarter results for the period ending October 28, 2000. A copy of the press release issued by the Registrant on November 6, 2000 concerning the foregoing quarter results is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Exhibits.

          99.1 Press Release of Registrant, dated November 6, 2000, announcing Registrant's release of its first quarter results for the period ending October 28, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CISCO SYSTEMS, INC.

Dated:  November 6, 2000                By: /s/ LARRY R. CARTER
                                            --------------------
                                        Larry R. Carter, Senior Vice President,
                                        Finance and Administration,
                                        Chief Financial Officer and Secretary

                                  EXHIBIT INDEX

Exhibit
Number                   Description of Document
-------                  -----------------------
99.1           Press Release of Registrant, dated November 6, 2000,
               announcing Registrant's release of its first quarter results for the period ending October 28, 2000.